UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 29, 2009

RAPTOR PHARMACEUTICALS CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50720	98-0379351
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

9 COMMERCIAL BLVD., SUITE 200, NOVATO, CALIFORNIA 94949
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 382-8111

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

☐ WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

☐ SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

☐ PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))

☐ PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

BACKGROUND

ON SEPTEMBER 29, 2009, TORREYPINES THERAPEUTICS, INC. (“TORREYPINES”) COMPLETED ITS BUSINESS COMBINATION WITH RAPTOR PHARMACEUTICALS CORP. (“RAP PHARMA”) IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN AGREEMENT AND PLAN OF MERGER AND REORGANIZATION, DATED JULY 27, 2009, BY AND AMONG TORREYPINES, ECP ACQUISITION, INC., A WHOLLY-OWNED SUBSIDIARY OF TORREYPINES (“MERGER SUB”), AND RAP PHARMA (THE “MERGER AGREEMENT”), PURSUANT TO WHICH MERGER SUB MERGED WITH AND INTO RAP PHARMA, WITH RAP PHARMA CONTINUING AS THE SURVIVING CORPORATION AND A WHOLLY-OWNED SUBSIDIARY OF TORREYPINES (THE “MERGER”). IMMEDIATELY PRIOR TO THE MERGER AND IN CONNECTION THEREWITH, TORREYPINES EFFECTED A 1-FOR-17 REVERSE STOCK SPLIT OF ITS COMMON STOCK AND CHANGED ITS CORPORATE NAME TO “RAPTOR PHARMACEUTICAL CORP.” (“RAPTOR”). THE TORREYPINES STOCKHOLDER PROPOSALS REGARDING THE REVERSE STOCK SPLIT, CORPORATE NAME CHANGE, AND ISSUANCE OF SHARES OF TORREYPINES’ COMMON STOCK IN THE MERGER AND RESULTING CHANGE OF CONTROL OF TORREYPINES, AMONG OTHERS, WERE APPROVED BY THE STOCKHOLDERS OF TORREYPINES AT THE ANNUAL STOCKHOLDERS MEETING OF TORREY PINES HELD ON SEPTEMBER 28, 2009. THE RAP PHARMA STOCKHOLDER PROPOSAL REGARDING THE ADOPTION OF THE MERGER AGREEMENT, AMONG OTHERS, WAS APPROVED BY THE STOCKHOLDERS OF RAP PHARMA AT THE ANNUAL STOCKHOLDERS MEETING OF RAP PHARMA HELD ON SEPTEMBER 28, 2009. UNLESS THE CONTEXT OTHERWISE REQUIRES, IN THE DISCUSSION SET FORTH IN THIS CURRENT REPORT ON FORM 8-K, ALL REFERENCES HEREIN TO “RAPTOR” REFER TO THE PUBLIC COMPANY (AND ITS WHOLLY-OWNED SUBSIDIARIES) FOLLOWING THE NAME CHANGE AND COMPLETION OF THE MERGER, FORMERLY KNOWN AS TORREYPINES THERAPEUTICS, INC. AND NOW KNOWN AS RAPTOR PHARMACEUTICAL CORP., AND ALL REFERENCES TO “TORREYPINES” REFER TO TORREYPINES THERAPEUTICS, INC., PRIOR TO THE NAME CHANGE AND THE COMPLETION OF THE MERGER. FOLLOWING THE EFFECTIVE TIME OF THE MERGER, THE BUSINESS CONDUCTED BY RAP PHARMA IMMEDIATELY PRIOR TO THE MERGER BECAME PRIMARILY THE BUSINESS CONDUCTED BY RAPTOR.

AS A RESULT OF THE MERGER AND IN ACCORDANCE WITH THE MERGER AGREEMENT, EACH SHARE OF RAP PHARMA’S COMMON STOCK OUTSTANDING WAS CONVERTED INTO THE RIGHT TO RECEIVE 0.2331234 SHARES OF RAPTOR’S COMMON STOCK, ON A POST 1-FOR-17 REVERSE SPLIT BASIS. EACH OPTION AND WARRANT TO PURCHASE RAP PHARMA’S COMMON STOCK OUTSTANDING AT THE EFFECTIVE TIME OF THE MERGER WAS ASSUMED BY RAPTOR AT THE EFFECTIVE TIME OF THE MERGER, WITH EACH SHARE OF RAP PHARMA’S COMMON STOCK UNDERLYING SUCH OPTIONS AND WARRANTS BEING CONVERTED INTO THE RIGHT TO RECEIVE 0.2331234 SHARES OF RAPTOR’S COMMON STOCK, ON A POST 1-FOR-17 REVERSE SPLIT BASIS, ROUNDED DOWN TO THE NEAREST WHOLE SHARE OF RAPTOR’S COMMON STOCK. FOLLOWING THE MERGER, EACH SUCH OPTION OR WARRANT HAS A PURCHASE PRICE PER SHARE OF RAPTOR’S COMMON STOCK EQUAL TO THE QUOTIENT OBTAINED BY DIVIDING THE PER SHARE PURCHASE PRICE OF RAP PHARMA’S COMMON STOCK SUBJECT TO SUCH OPTION OR WARRANT BY 0.2331234, ROUNDED UP TO THE NEAREST WHOLE CENT. DUE TO THE 1-FOR-17 REVERSE STOCK SPLIT, EACH SHARE OF TORREYPINES’ COMMON STOCK, AND WARRANTS AND OPTIONS EXERCISABLE FOR TORREYPINES’ COMMON STOCK, WAS SIMILARLY AFFECTED BY THE 1-FOR-17 REVERSE STOCK SPLIT, RESULTING IN THE CAPITAL STRUCTURE DESCRIBED IN THE NEXT SUCCEEDING PARAGRAPH.

AS OF IMMEDIATELY FOLLOWING THE EFFECTIVE TIME OF THE MERGER, FORMER RAP PHARMA STOCKHOLDERS OWNED APPROXIMATELY 95% OF THE OUTSTANDING COMMON STOCK OF RAPTOR AND FORMER TORREYPINES STOCKHOLDERS OWNED APPROXIMATELY 5% OF THE OUTSTANDING COMMON STOCK OF RAPTOR, IN EACH CASE WITHOUT TAKING INTO ACCOUNT ANY OF THE SHARES OF COMMON STOCK OF TORREYPINES OR RAP PHARMA, RESPECTIVELY, THAT WERE ISSUABLE PURSUANT TO OUTSTANDING OPTIONS OR WARRANTS OF TORREYPINES OR RAP PHARMA, RESPECTIVELY, OUTSTANDING AS OF THE EFFECTIVE TIME OF THE MERGER.

THE ISSUANCE AND EXCHANGE OF THE SHARES OF RAPTOR’S COMMON STOCK TO THE FORMER STOCKHOLDERS OF RAP PHARMA WAS REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON A REGISTRATION STATEMENT ON FORM S-4 (REG. NO. 333-161424) (THE “REGISTRATION STATEMENT”). PLEASE SEE THE INFORMATION SET FORTH IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS THAT FORMS A PART OF THE REGISTRATION STATEMENT (THE “DEFINITIVE PROSPECTUS”) IN THE SECTIONS TITLED, “THE MERGER—INTERESTS OF TORREYPINES’ DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER” AND “INTERESTS OF RAPTOR’S DIRECTORS AND EXECUTIVE OFFICERS IN THE MERGER” FOR A DESCRIPTION OF THE RELATIONSHIPS, OTHER THAN IN RESPECT OF THE MERGER, BETWEEN AND AMONG TORREYPINES, RAPTOR AND THEIR RESPECTIVE DIRECTORS AND OFFICERS. SUCH INFORMATION IS INCORPORATED HEREIN BY REFERENCE.

AS OF SEPTEMBER 29, 2009, IMMEDIATELY FOLLOWING THE CONSUMMATION OF THE MERGER AND IN CONNECTION THEREWITH, THERE WERE APPROXIMATELY 18.8 MILLION SHARES OF RAPTOR’S COMMON STOCK ISSUED AND OUTSTANDING AND OPTIONS AND WARRANTS EXERCISABLE FOR A TOTAL OF 3,321,916 SHARES OF RAPTOR’S COMMON STOCK, ON A POST MERGER, POST 1-FOR-17 REVERSE SPLIT BASIS.

TORREYPINES’S COMMON STOCKWAS LISTED ON THE NASDAQ GLOBAL MARKET, TRADING UNDER THE TICKER SYMBOL “TPTX,” AND WAS SUSPENDED FOR TRADING AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 29, 2009, AND FOLLOWING THE COMPLETION OF THE MERGER, STARTING SEPTEMBER 30, 2009, RAPTOR’S COMMON STOCK BEGAN TRADING ON THE NASDAQ CAPITAL MARKET UNDER THE SYMBOL “RPTP.” PURSUANT TO THE REGULATIONS OF THE NASDAQ CAPITAL MARKET, FOR THE FIRST 20 TRADING DAYS AFTER THE MERGER, THE TICKER SYMBOL WILL BE “RPTPD.”

THE FOREGOING DESCRIPTION OF THE TERMS AND CONDITIONS OF THE MERGER AGREEMENT AND RELATED TRANSACTIONS DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE MERGER AGREEMENT ATTACHED HERETO AS EXHIBIT 2.1 WHICH IS INCORPORATED HEREIN BY REFERENCE.

ITEM 5.01 CHANGE IN CONTROL OF REGISTRANT.

(A)

THE INFORMATION SET FORTH OR INCORPORATED BY REFERENCE IN ITEM 1.01 UNDER THE SECTION TITLED, “BACKGROUND” OF THIS CURRENT REPORT ON FORM 8-K IS INCORPORATED HEREIN BY REFERENCE.

ITEM 8.01 OTHER EVENTS.

ON SEPTEMBER 28, 2009, RAP PHARMA ISSUED A PRESS RELEASE ANNOUNCING THE RESULTS OF THE VOTES AT THE RAP PHARMA’S ANNUAL STOCKHOLDERS’ MEETING AND TORREYPINES ANNUAL STOCKHOLDERS’ MEETING. ON SEPTEMBER 30, 2009, RAPTOR ISSUED A PRESS RELEASE ANNOUNCING THE COMPLETION OF THE MERGER AND THE COMMENCEMENT OF RAPTOR’S COMMON STOCK TRADING ON THE NASDAQ CAPITAL MARKET, AMONG OTHER THINGS. ON OCTOBER 1, 2009, RAPTOR ISSUED A PRESS RELEASE ANNOUNCING THE APPOINTMENT OF LLEW KELTNER, M.D., PH.D., TO RAPTOR’S BOARD OF DIRECTORS, AMONG OTHER THINGS. COPIES OF SUCH PRESS RELEASES ARE ATTACHED HERETO AS EXHIBITS 99.1, 99.2 AND 99.3 TO THIS CURRENT REPORT ON FORM 8-K AND ARE INCORPORATED HEREIN BY REFERENCE.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(D)

EXHIBITS.

FILED
EXHIBIT		HERE	INCORPORATED BY REFERENCE
NO.	EXHIBIT DESCRIPTION	WITH	FORM	FILE NO.	EXHIBIT	FILING DATE	FILED BY
99.1	PRESS RELEASE DATED SEPTEMBER 28, 2009	X
99.2	PRESS RELEASE DATED SEPTEMBER 30, 2009	X
99.3	PRESS RELEASE DATED OCTOBER 1, 2009	X

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

RAPTOR PHARMACEUTICAL CORP.
DATE: OCTOBER 5, 2009		BY: /S/ KIM R. TSUCHIMOTO
	NAME: TITLE:	KIM R. TSUCHIMOTO CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY

EXHIBIT INDEX

FILED
EXHIBIT		HERE	INCORPORATED BY REFERENCE
NO.	EXHIBIT DESCRIPTION	WITH	FORM	FILE NO.	EXHIBIT	FILING DATE	FILED BY
99.1	PRESS RELEASE DATED SEPTEMBER 28, 2009	X
99.2	PRESS RELEASE DATED SEPTEMBER 30, 2009	X
99.3	PRESS RELEASE DATED OCTOBER 1, 2009	X